SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of
                                               the Commission Only (as
                                               permitted by
                                               Rule 14a-6(e)(2)
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

                     VULCAN INTERNATIONAL CORPORATION
            ------------------------------------------------
            (Name of Registrant as Specified In Its Charter)
                            Not Applicable
-----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
    0-11.
    1) Title of each class of securities to which transaction applies:
-----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:
-----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------------
    5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:
-----------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:
-----------------------------------------------------------------------
    3) Filing Party:
-----------------------------------------------------------------------
    4) Date Filed:
-----------------------------------------------------------------------

                     VULCAN INTERNATIONAL CORPORATION
                             300 Delaware Avenue
                        Wilmington, Delaware  19801


                 Notice of Annual Meeting of Shareholders
                          To Be Held May 9, 2002


The Annual Meeting of Shareholders of Vulcan International Corporation will be held at 1151 E. College St., Clarksville, Tennessee, on
May 9, 2002 at 9:00 A.M. for the following purposes:

      1.  To elect Directors.

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has established the close of business on March 29, 2002 as the record date for determining those shareholders who will be entitled to vote at the meeting.

Wilmington, Delaware                 BY ORDER OF THE BOARD OF DIRECTORS

April 9, 2002                          VERNON E. BACHMAN, SECRETARY


PLEASE READ THE PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID
ENVELOPE. YOU CAN SPARE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION BY RETURNING YOUR PROXY CARD PROMPTLY.

                             PROXY STATEMENT

    The enclosed proxy is solicited by the Board of Directors of and at the cost of Vulcan International Corporation (the "Company"). Under the Delaware statutes, any shareholder may revoke a proxy by voting in person at the meeting or by delivering a later dated proxy or other writing revoking the proxy before it is voted at the meeting.

     The Board of Directors has established as the record date for determining shareholders entitled to notice and to vote at the meeting, the close of business March 29, 2002.


              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Company, as of March 29, 2002 had outstanding 1,102,105 shares of common capital stock, each of which is entitled to one vote. There are no other voting or equity securities outstanding. There is set forth below information with respect to the stock ownership of any person who is known to be the beneficial owner of more than 5% of the Company's common stock and the stock ownership of management as of February 1, 2002.

                        HOLDERS OF 5% OR MORE

       Name and Address              Amount and Nature           Percent
     of Beneficial Owner          of Beneficial Ownership        of Class
------------------------------------------------------------------------
(1)Barrington Companies Equities     Directly Owned       60,600     5.5%
   Partners, L.P., Ramius
   Securities, LLC and
   Musicmkaer.com, Inc.

(2)Dimensional Fund Advisors, Inc.   Directly Owned:      59,499     5.4%
   1299 Ocean Avenue
   Santa Monica, CA 90401

(3)Fifth Third Bancorp               Directly Owned       58,600     5.3%
   38 Fountain Sq Plaza
   Fifth Third Center
   Cincinnati, OH  45263

(4)Deliaan A. Gettler                Directly Owned:       3,100
   1 Filson Place                    Indirectly Owned:   275,729
   Cincinnati, OH  45202             Total Owned:        278,829    25.3%

(5)Benjamin Gettler                  Directly Owned:     161,915
   1 Filson Place                    Indirectly Owned:   281,514
   Cincinnati, OH  45202             Total Owned:        443,429    40.2%

(6)The PNC Finacial Services         Directly Owned:      77,934     7.1%
    Group, Inc.
   One PNC Plaza
   249 Fifth Avenue
   Pittsburgh, PA  15222

                                    -3-

(1) On October 1, 2001, the above-named three entities jointly filed Form 13D with the Securities and Exchange Commission reporting combined ownership of 60,600 shares as the total owned by the three entities.

(2) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisor Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trust. (These investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both investment and voting power over 59,499 shares of Vulcan International Stock as of 12/31/01. The Portfolios own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities.

(3) These shares are owned by Fifth Third Bank, a subsidiary of Fifth Third Bancorp.

(4) Deliaan A. Gettler is the wife of Benjamin Gettler, Chairman of the Board and President of the Company. The indirect shares listed for Mrs. Gettler include 271,000 shares owned by the Gettler Family Special 1997 Trust of which she is Trustee; and 4,729 shares which she owns as custodian for Benjamin R. Gettler, son of Mr. and Mrs. Gettler. It does not include 161,915 shares directly owned by Mr. Gettler; 2,685 shares indirectly owned by Mr. Gettler as custodian for his daughter; or 9,043 shares held by Stanley I. Rafalo as Trustee for an adult daughter of Benjamin Gettler. If all of those shares were included, the total shares directly and indirectly owned would be 452,472 which is 41.1% of the common shares.

(5) The shares listed as indirectly owned by Mr. Gettler include 271,000 shares which Mrs. Gettler owns as Trustee of the Gettler Family Special 1997 Trust; 4,729 shares which Mrs. Gettler owns as custodian for Benjamin R. Gettler; 3,100 shares which Mrs. Gettler owns directly; and 2,685 shares which Mr. Gettler owns indirectly as custodian for his daughter. The total owned does not include 9,043 shares held by Stanley I. Rafalo as Trustee for an adult daughter of Benjamin Gettler. If those shares were included, the total shares directly and indirectly owned would be 452,472 which is 41.1% of the common shares.

(6) The PNC Financial Services Group, Inc. and two wholly owned subsidiaries hold these shares in fiduciary capacity under numerous trust relationships, none of which relates to more than 5% of the shares, and have sole or shared voting power, and sole or shared investment power over these shares.

        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTED COMPLIANCE

The rules of the Security and Exchange Commission require that Vulcan International Corporation disclose late filings of reports of stock ownership, or changes in ownership, by its directors, officers, and 10% stockholders. Based on its review of the copies of forms it received, or written representation from reporting persons that they were not required to file a Form 5, Vulcan International Corporation believes that, during 2001, all reports required under section 16(a) of the Securities and Exchange Act for its directors, officers and 10% stockholders were filed on a timely basis.



                    SECURITY OWNERSHIP OF MANAGEMENT

     The total number of equity securities of the Company owned by all directors and officers of the Company as a group (6) as of February 1, 2002 is set forth below:

    Amount and Nature of Beneficial Ownership          Percent of Class
-----------------------------------------------------------------------

Directly Owned:             199,321                            18.1%
Indirectly Owned:           290,557                            26.4%
Total Owned:                489,878                            44.5%

The share ownership of each of the directors and nominees is set forth below under the heading Election of Directors.



                          ELECTION OF DIRECTORS

The shares represented by the proxies will be voted for the election of the five (5) nominees listed below, each of whom is presently a Director. If any such nominee shall be unable to serve (which is not now contemplated) discretionary authority may be exercised to vote for a substitute. The terms of all of the present Directors expire upon the election of their successors in 2002. The following information is given with respect to the five (5) nominees based upon the records of the Company and information furnished by each nominee as of February 1, 2002.

                              NOMINEES
                                                        Number of
                                          First        Shares Owned
    Name and                              Became       Directly or    Percent
Principal Occupation              Age   Director In    Indirectly (1)   Owned
-----------------------------------------------------------------------------
Leonard Aconsky                   71      l993            6,300          (2)
Consultant to and director
of Acotech Services, a
consulting firm on building
life safety systems; retired
in 1993 as Vice-President and
World-Wide Technical
Coordinator WITCO, a manufacturer
of specialty chemical products;
Director, Vulcan Corporation,
operating subsidiary of Company

Edward B. Kerin                   63      2001                -          (2)
1998-2001 - Director of
Chemprene Inc., a manufacturer
of chemical rubber products,
Consultant 1994-98 Chief
Executive Officer, President
and Chairman of the Board of
Chemprene, Inc., a manufacturer
of chemical rubber products
(sold to Ammeraal, Inc. 1998);
1981-1994 corporate Vice President,
Witco Chemical Corporation

Benjamin Gettler (3)(4)           76      1960          443,429        40.2%
Chairman of the Board and
President Vulcan International
Corporation and its operating
subsidiary company, Vulcan
Corporation

Thomas D. Gettler, Esq.           43      1992           12,106         1.1%
Attorney

Stanley I. Rafalo, O.D. (4)       77      1975           28,043         2.5%
Doctor of Optometry


                                   -6-


(1) This report of share ownership is pursuant to Securities & Exchange Commission regulations and, therefore, includes shares of close family members residing in nominees' households for which shares Directors disclaim beneficial ownership.

(2)  Ownership is less than 1%.

(3) The number of shares shown includes shares owned directly and indirectly by Deliaan A. Gettler, his wife. It does not include shares referred to in footnote (4) below. Mr. Gettler disclaims beneficial ownership of any of those shares.

(4) The number of shares shown as owned directly by Stanley I. Rafalo includes 9,043 shares of common capital stock of the Company held by him as Trustee for an adult daughter of Benjamin Gettler.

                         EXECUTIVE COMPENSATION

The following table shows the compensation and stock option awards for the last three fiscal years, and other annual compensation and all other compensation for 2001, to the Chief Executive Officer who was the only executive officer whose compensation exceeded $100,000.

                     SUMMARY COMPENSATION TABLE
                                                           Long Term
                          Annual Compensation             Compensation
                  --------------------------------------  ------------
                                              Other
                                             Annual
Name and                                     Compen-   Options/    All other
Principal                                    sation     SARs     Compensation
Position            Year  Salary   Bonus       ($)       (#)         (1)
-----------------------------------------------------------------------------
Benjamin Gettler     2001 $275,000    (2)       0      50,000       $13,000
Chairman of the      2000 $275,000  $25,000     0           0       $13,000
Board and President  1999 $275,000  $25,000     0      50,000 (3)   $13,000

(1)  Director and Executive Committee Fees.

(2) Mr. Gettler was given 1,000 shares in lieu of a cash bonus. On the date of the grant, those shares had a market value of $37,750.

(3) Mr. Gettler did not exercise any options in 1999. At the end of 1999, there were options on 50,000 shares outstanding at a price of $31.00 per share. Those options were exercised in 2000 for which the Company received $1,550,000 from Mr. Gettler.

                              STOCK OPTION PLAN

The Vulcan International Corporation Stock Option Plan (the "Plan") was adopted by the Board of Directors of the Company in 1991. The purpose of the Plan is to provide additional incentives in order that the Company may retain key personnel. The Plan provides for the granting of options to purchase totaling not more than 300,000 shares of common stock from the Company's treasury shares of which 77,000 have not previously been granted. The Plan is administered by a Stock Option Committee consisting of not less than three
(3) Directors of the Corporation who are not eligible to receive options under the Plan. During the year 2001, the Committee consisted of Directors Leonard Aconsky, Stanley I. Rafalo, and Thomas D. Gettler. The Committee determines the key employees to whom the options are granted, the term of the option and the number of shares of each grant subject to the option. The option price is such price as may be determined by the Option Committee.

Each option continues for the period determined by the Committee, which shall be not less than one (1) year or more than three (3) years from the date of its grant. The Plan provides that each key employee to whom an option is granted shall as a condition of his right to exercise such option, agree to remain in the continuous employment of the Company for a period of at least two years from the date of exercise of the option, unless he is prevented from doing so by death or disability. Under the Plan, the Company has the option to repurchase shares from an optionee who terminates employment prior to the expiration of the two-year period. During 2001, Mr. Benjamin Gettler was granted an option for 50,000 shares at an exercise price of $37.24.


                        OPTION GRANTS IN LAST FISCAL YEAR

Benjamin Gettler - Chairman of the Board and President

        Number of Options Granted (#/Sh)              50,000

        %of Total Options Granted to
         Employee in Fiscal Year                         100%

        Exercise Price ($/Sh)                         $37.24

        Expiration Date                     November 6, 2004

        Potential Realized Value at
         Assumed Annual Rates of Stock
         Prices Appreciation for Option:
              5%                                    $293,500
             10%                                    $616,500

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

                                    None

                                PENSIONS

Under the terms of the Company's retirement Plan for salaried employees, salaried personnel are entitled to retire at age 65 with benefits computed on the basis of salary and length of service. The maximum length of service which can be taken into account is 30 years. The method of computing benefits under the retirement plan is: the number of years of employment multiplied by the sum of 1.0% of average monthly salary and .65% of such salary in excess of Social Security covered compensation (all based on the highest 60 consecutive monthly salaries). The aggregate contribution made for the 2000-2001 Plan year was $-0-. For purposes of the Plan, annual compensation means a participant's W-2 earnings for federal income tax purposes, excluding commissions and taxable fringe benefits. Mr. Gettler has reached normal retirement age and has more than 30 years of service.
Mr. Gettler currently receives $148,586 per year from the Plan based upon his selection of a joint and 100% survivor benefit.


                            PERFORMANCE GRAPH

The following graph compares the cumulative total return (change in stock price plus reinvested dividends) assuming $100 invested in the Common Stock of the Company, in the American Stock Exchange ("AMEX") Market Value Index, and in the Peer Group Index during the period from December 31, 1996 through December 31, 2001.

(Graph submitted to SEC on Form SE on paper)



                                   Value of Investment at December 31,
                              1996    1997    1998    1999    2000    2001
Vulcan International

 Corporation                 100.00  130.48  117.22  109.56  123.91  146.30

Selected Stock List          100.00  125.25  100.41   59.11   55.84   57.73

AMEX Market Index            100.00  120.33  118.69  147.88  146.16  139.43


                  ASSUMES $100 INVESTED ON JANUARY 1, 1996
                        ASSUMES DIVIDEND REINVESTED

                     COMPANIES COMPRISING THE PEER GROUP

    The peer group used in constructing the graph in the Proxy Statement showing the yearly percentage change in cumulative total return has always included the complete list of suppliers to the shoe industry provided by the Footwear Industries of America, the industry association. Since the Company has reduced its reliance on the shoe industry and is now manufacturing foam products, the Company has since 1998 included in its peer group the Rogers Corp., which is a corporation listed on the American Stock Exchange and which is in the business of processing and selling foam products. Accordingly, the peer group for 2001 is:

                     Bontex (formerly Georgia Bonded Fibres)
                           Goodyear Tire & Rubber Co.
                                 Jaclyn Inc.
                                  Katy Ind.
                                 Lydall Inc.
                                 Rogers Corp.
                              Vista Resources Inc.



                DIRECTORS' MEETINGS, COMMITTEE INFORMATION, FEES AND
                           OTHER DIRECTOR TRANSACTIONS

     There were six (6) meetings of the Board of Directors in 2001. All Directors attended at least 75% of the total number of Directors' meetings held during their tenure and all Directors attended at least 75% of Committee meetings held by committees on which they served during their tenure.

     The Board of Directors has currently one standing committee, namely, an Audit and Compensation Committee comprised of independent, non-employee directors. The Audit and Compensation Committee currently consists of Messrs. Leonard Aconsky, Edward B. Kerin, and Dr. Stanley I. Rafalo. The Audit and Compensation Committee is responsible for overseeing the Company's accounting functions and controls. The Committee has adopted a Charter to
set forth all of its specific responsibilities.   As required by the Charter:

          The Committee has reviewed and discussed the audited financial statements with management;

          The Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 relating to conduct of the audit;

          The Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent accountant the independent accountant's independence; and

         Based on the review and discussions with management and the representative of its independent auditors, the committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

         The Committee has reviewed and assessed the adequacy of the Charter.

         A copy of the Charter is included as an appendix to this proxy statement.

The Committee also reviews and recommends the salary and bonus of the Company's chief executive officer. The Audit and Compensation Committee had two meetings in 2001.

     The Company pays each of its Directors $8,000 per year as a director fee. The members of the Audit and Compensation Committee are paid $300 per meeting attended.

     There is in effect a Resolution of the Board of Directors pursuant to which any Director of the Company or any of the subsidiary companies may purchase up to 25,000 treasury shares of company stock at the closing bid on the American Stock Exchange on the date of the exercise of such election to purchase. In the calendar year 2001, there was a total of 15,500 shares purchased from the Company pursuant to this Resolution.


                    PRINCIPAL ACCOUNTING FIRM FEES

     The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2001 by the Company's principal accounting firm, J.D. Cloud & Co. L.L.P.

         Audit Fees                                   $119,480
         All Other Fees(a)                            $ 25,867(a)(b)

                                       Total          $145,347

(a) Includes fees for tax consulting and other non-audit services.

(b) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

                   AUDIT AND COMPENSATION COMMITTEE REPORT ON
                           EXECUTIVE COMPENSATION

                      Committee's Compensation Policy

     It is the policy of the Audit and Compensation Committee that the Company's Executive Officers should be compensated in accordance with the responsibilities of their position, and their performance in office. Included among the factors considered by the Compensation Committee in carrying out such compensation policies are the historical compensation paid officers of this Company and the compensation paid to executives in similar positions in other companies as well as performance in the fiscal year in question compared to prior fiscal years. The Committee reviews all relevant factors relating to such performance, including the general economic climate and the climate of the particular industries in which this Company is involved.

     In carrying out the foregoing policies, the Committee also used the factors and criteria set forth hereinafter in determining the annual compensation of the Chief Executive Officer and President of the Company for 2001 and his salary for 2002. The position of Chief Executive Officer and President is held by a single individual, Mr. Benjamin Gettler.

     The Company currently has only one officer who is paid over $100,000 per year compared to three such officers prior to Mr. Gettler assuming the position of Chief Executive Officer and President following the death of then C.E.O. Lloyd Miller in April, 1990. Those offices were combined and Mr. Gettler has carried out the duties of all three offices.

     The year 2001 has been a very stressful year for the Company and its Chief Executive Officer despite which the earnings of the Company have continued to be more than sufficient to continue the regular dividend payments and to lay the basis for future changes which we anticipate will be beneficial to the Company and its shareholders.

During the past three years, Mr. Gettler's annual compensation has been as follows:
              Year           Salary         Bonus         Total
              ----           ------         -----         -----
              2001          $275,000        $     -       $      -
              2000           275,000         25,000        300,000
              1999           275,000         25,500        300,000


Mr. Gettler has requested that there be no increase in his salary. Further, he has pointed out that it is necessary for the Company to conserve its cash. Accordingly, the Committee has determined that a bonus for the Year 2001 should be provided to Mr. Gettler in the form of Company common stock, namely 1,000 shares of such stock. The Committee also has determined to keep Mr. Gettler's base salary at the same live in 2002 as in 2001, namely $275,000.

          Audit and Compensation Committee, November 26, 2001

Leonard Aconsky   Edward B. Kerin   Stanley I. Rafalo, Committee Members


                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The principal accountant of the Company is J. D. Cloud & Co. L.L.P., certified public accountants. That firm has acted as the principal accountant of the Company since 1956. At the meeting of the Board of Directors following the May, 2001 meeting, the Board again selected that firm to continue to serve as the Company's principal independent public accountants. The practice of the Board of Directors in making a selection at such meeting has been followed by the Company since 1956. The same practice will be followed after the May, 2002 Annual Meeting of Shareholders. Management is not aware of any intended change of principal independent public accountants. Representatives of J.D. Cloud & Co. L.L.P. are not expected to attend the Annual Meeting.


                       PROPOSALS OF SECURITY HOLDERS

     No shareholder proposals will be considered at this year's annual meeting.

     In the event that any security holder intends to present a proposal at the 2003 annual meeting of the Company and such security holder desires that the proposal be included in the Company's proxy statement and form of proxy relating to that meeting, such proposal must be received by the Company by no later than 4:30 P.M. December 1, 2002.


                                  GENERAL

     The Company, as of March 29, 2002 had outstanding 1,102,105 shares of capital stock, each of which is entitled to one vote. The record date for determining shareholders entitled to notice and to vote at the meeting is close of business March 29, 2002.

     The management knows of no other business to be brought before the meeting for action by the shareholders. If any other matters properly come before the meeting, the proxies in the enclosed form, unless otherwise specified, will be voted on such matters in accordance with the judgment of the Proxy Committee.

                                              /s/BENJAMIN GETTLER
                                              ---------------------------
                                              Chairman of the Board
                                                  and President

                               APPENDIX

                        AUDIT COMMITTEE CHARTER

The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of Vulcan International Corporation ("the Company"), will have the oversight responsibility, authority and specific duties as described below:


                              COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the American Stock Exchange (AMEX). The members of the Committee will be elected annually at the organizational meeting of the full Board held in May and will be listed in the annual report to shareholders.


                            RESPONSIBILITY

The Committee is part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to
(i) the annual financial information to be provided to shareholders and Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.


                              AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.


                               MEETINGS

The Committee is to meet as many times as the Committee deems necessary to carry out its duties as set forth herein. The Committee is to meet in separate executive sessions with the chief financial officer, independent accountants and internal audit as it deems appropriate.

                              ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants and internal audit be present at Committee meetings.


                           SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

     1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable AMEX Audit
         Committee Requirements.

     2. Review with the Company's management, internal audit and independent accountants the Company's accounting and financial reporting controls.

     3. Review with the Company's management, internal audit and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements.

     4. Review the scope and general extent of the independent accountant's annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures.

     5. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     6. Have a predetermined arrangement with the independent accountants that they will advise the Committee of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q.

     7. At the completion of the annual audit, review with management, internal audit and the independent accountants the following:

               - The annual financial statements and related footnotes and financial information to be included in the Company's annual report to the shareholders and on Form 10-K.

               - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

              - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit.

              - Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) No. 61 as amended by SAS No. 90 relating to the conduct of the audit.

         If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

     8. After preparation by management and review by internal audit and independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement.

     9. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

    10. Meet with management, internal audit and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, if any, particularly those characterized as 'material' or 'serious'.

    11. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

                     VULCAN INTERNATIONAL CORPORATION

                                 PROXY

     The undersigned hereby appoints Leonard Aconsky, Thomas D. Gettler, and Dr. Stanley I. Rafalo, or any of them with full power of substitution, as the proxies of the undersigned to vote at the Annual Meeting of Shareholders of Vulcan International Corporation to be held at 1151 E. College St., Clarksville, Tennessee, on Thursday, May 9, 2002 at 9:00 a.m. and at any adjournment thereof, all the shares of stock of the Company the undersigned would be entitled to vote if personally present, hereby granting to each of them full power and authority to act for and in the name of the undersigned at said meeting and adjournments upon the following:


(1) The election of Directors and all nominees listed in the Proxy Statement except as marked to the contrary below.


                                                           GRANTS    WITHHOLDS
Leonard Aconsky, Benjamin Gettler, Thomas D. Gettler,
Edward B. Kerin,  Stanley I. Rafalo, O.D.                  -----       -----


    (INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, draw a line through that nominee's name.)

Please mark your votes as indicated in this example      X
                                                       ------


(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED AS INSTRUCTED, UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE PRESUMED TO BE GRANTS ON ITEM
(1), AND FOR ON ITEM (2).                                      ------
         ---

                                 Dated                           ,2002
                                       ---------------------------

                                       --------------------------------
                                                            Signature

                                       --------------------------------
                                                            Signature

                                     (When signing in any other capacity
                                      than as an individual, please so
                                      indicate.)